UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2006
Digi International Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11001 Bren Road East
Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 912-3444
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On October 18, 2006, the Board of Directors, upon recommendation of the Nominating Committee, elected Ahmed Nawaz as a director of Digi International Inc. to serve a term expiring at the 2007 annual meeting of stockholders. Mr. Nawaz’s committee assignments will be determined around the time of the 2007 annual meeting of stockholders and announced at that time. See the Company’s press release dated October 18, 2006, which is filed as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     The following Exhibit is filed herewith:
99.1	Press Release dated October 18, 2006 announcing election of Ahmed Nawaz to the Board of Directors.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.
Date: October 24, 2006	By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99.1	Press Release dated October 18, 2006 announcing election of Ahmed Nawaz to the Board of Directors.	Filed Electronically

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